UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2023

DIGITALBRIDGE GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-37980	46-4591526
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
750 Park of Commerce Drive, Suite 210
Boca Raton, Florida 33487
(Address of Principal Executive Offices, Including Zip Code)
(561) 544-7475
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value	DBRG	New York Stock Exchange
Preferred Stock, 7.125% Series H Cumulative Redeemable, $0.01 par value	DBRG.PRH	New York Stock Exchange
Preferred Stock, 7.15% Series I Cumulative Redeemable, $0.01 par value	DBRG.PRI	New York Stock Exchange
Preferred Stock, 7.125% Series J Cumulative Redeemable, $0.01 par value	DBRG.PRJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 3.03	Material Modification to Rights of Security Holders.
The information contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 11, 2023, DigitalBridge Group, Inc. (the “Company”) filed Articles of Amendment (the “Par Value Amendment”) to its Articles of Amendment and Restatement, as amended and supplemented (the “Charter”), with the Maryland State Department of Assessments and Taxation to reduce the par value of its common stock from $0.04 per share to $0.01 per share. The Par Value Amendment became effective upon the filing of the Par Value Amendment with the Maryland State Department of Assessments and Taxation on May 11, 2023.

On May 11, 2023, the Company held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). As discussed in Item 5.07 below, at the Annual Meeting, the Company’s stockholders approved an amendment (the “Authorized Share Amendment” and together with the Par Value Amendment, the “Charter Amendments”) to the Charter to decrease (i) the number of authorized shares of Class A common stock from 949,000,000 to 237,250,000, (ii) the number of authorized shares of Class B common stock from 1,000,000 to 250,000 and (iii) the number of authorized shares of Performance common stock from 50,000,000 to 12,500,000. The Authorized Share Amendment became effective upon the filing of the Authorized Share Amendment with the Maryland State Department of Assessments and Taxation on May 12, 2023.

The foregoing descriptions of the Charter Amendments do not purport to be complete and are qualified in their entirety by reference to the full text of the Charter Amendments, copies of which are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 11, 2023, the Company held its Annual Meeting to vote on the proposals described in detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 7, 2023 (the “Proxy Statement”). The final results for the votes regarding each proposal are set forth below.

Proposal 1: Election of Directors

The following persons were duly elected to the Company’s Board of Directors to serve until the 2024 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified, by the following vote:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
James Keith Brown	123,206,022	696,458	3,386,803	12,891,101
Nancy A. Curtin	116, 382,584	7,525,455	3,381,244	12,891,101
Jeannie H. Diefenderfer	117,599,871	6,303,142	3,386,270	12,891,101
Jon A. Fosheim	112,668,632	11,261,681	3,358,970	12,891,101
Marc C. Ganzi	122,144,325	1,781,866	3,363,092	12,891,101
Gregory J. McCray	115,773,636	8,127,977	3,387,670	12,891,101
Sháka Rasheed	121,992,622	1,907,218	3,389,443	12,891,101
Dale Anne Reiss	116,369,325	7,507,821	3,412,137	12,891,101
David M. Tolley	120,530,020	3,375,233	3,384,030	12,891,101

Proposal 2: Advisory Vote on Executive Compensation

The Company’s stockholders did not approve (on an advisory, non-binding basis) the compensation of the Company’s named executive officers as described in the Compensation Discussion and Analysis and executive compensation tables of the Proxy Statement. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
55,257,789	70,937,421	1,094,073	12,891,101
Proposal 3: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

The Company’s stockholders voted to hold future advisory votes on the compensation of the Company’s named executive officers annually. The table below sets forth the voting results for this proposal:

Votes For 1 Year	Votes For 2 Years	Votes for 3 Years	Abstentions	Broker Non-Votes
126,351,673	545,810	296,402	95,398	—

Consistent with the recommendation of the Company’s Board of Directors and the vote of the stockholders at the Annual Meeting, the Company intends to include an advisory stockholder vote on the compensation paid to its named executive officers on an annual basis until the next vote on the frequency of stockholder votes on the compensation of named executive officers. The Company is required to hold a vote on frequency at least once every six years.

Proposal 4: Charter Amendment

The Company’s stockholders approved an amendment to the Charter to decrease the number of authorized shares of common stock. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
139,204,360	828,333	147,690	0

Proposal 5: Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
139,298,260	847,223	34,898	—

Item 8.01.    Other Events.

On May 11, 2023, Geoffrey Goldschein was appointed Chief Legal Officer and Secretary of the Company. Mr. Goldschein succeeds Ronald M. Sanders, who served through such date pursuant to the Amended and Restated Employment Agreement between the Company and Mr. Sanders, dated as of December 9, 2022, the terms of which were previously disclosed in the Company’s Current Report on Form 8-K filed on December 9, 2022.

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Articles of Amendment to the Articles of Amendment and Restatement of the Company, dated May 11, 2023
3.2	Articles of Amendment to the Articles of Amendment and Restatement of the Company, dated May 12, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 17, 2023	DIGITALBRIDGE GROUP, INC.

		By:	/s/ Jacky Wu
Jacky Wu
Executive Vice President and Chief Financial Officer